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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): December 6, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-83541                13-3836437
----------------------------       ------------           -------------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)



  245 Park Avenue
 New York, New York                                             10167
---------------------                                        ----------
(Address of Principal                                        (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (212) 272-4095
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



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.             Description

               25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of Bear Stearns Asset Backed Securities, Inc., filed on July 23, 1999 (File No. 333-83541)).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BEAR STEARNS ASSET BACKED
                                  SECURITIES, INC.



                                By: /s/ Jonathan Lieberman
                                    ---------------------------
                                    Name:  Jonathan Lieberman
                                    Title: Managing Director



Dated:  December 15, 1999

Exhibit Index
-------------

Exhibit              Description                                       Page
-------              -----------                                       ----

25                   Form T-1 Statement of Eligibility under             6
                     the Trust Indenture Act of 1939, as
                     amended. (Certain exhibits to Form T-1
                     are incorporated by reference to Exhibit
                     25.1 of Registration Statement on Form
                     S-3 of Bear Stearns Asset Backed
                     Securities, Inc. filed on July 23, 1999
                     (File No. 333-83541)).

                                  EXHIBIT 25

==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                         -----------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         -----------------------------

 __CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b) (2)

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                      41-1592157
(Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national                      Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                   55479
(Address of principal executive offices)                 (Zip code)


                      Stanley S. Stroup, General Counsel
                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota 55479
                                (612) 667-1234
                              (Agent for Service)
                         -----------------------------

                      IRWIN HOME EQUITY LOAN TRUST 1999-3
              (Exact name of obligor as specified in its charter)

DELAWARE                                                 PENDING
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

C/O WILMINGTON TRUST COMPANY
RODNEY SQUARE NORTH
1100 NORTH MARKET STREET
WILMINGTON, DE                                           19890
(Address of principal executive offices)                 (Zip code)

                         -----------------------------
                      IRWIN HOME EQUITY LOAN TRUST 1999-3
                      HOME EQUITY LOAN-BACKED TERM NOTES
                HOME EQUITY LOAN-BACKED VARIABLE FUNDING NOTES
                      (Title of the indenture securities)


==============================================================================

Item 1. General Information. Furnish the following information as to the
        -------------------
        trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency
             Treasury Department
             Washington, D.C.

             Federal Deposit Insurance Corporation
             Washington, D.C.

             The Board of Governors of the Federal Reserve System
             Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

             The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the
        -------------------------
        trustee, describe each such affiliation.

        None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.      Not applicable.
         ---------------

Item 16. List of Exhibits.     List below all exhibits filed as a part of this
         ----------------      Statement of Eligibility. Norwest Bank
                               incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.   a.       A copy of the Articles of Association of the
                               trustee now in effect.*

         Exhibit 2.   a.       A copy of the certificate of authority of the
                               trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                               Northwestern National Bank of Minneapolis.*

                      b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                      c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                      d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                      e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.    Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.    Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.    Not applicable.

         Exhibit 9.    Not applicable.














     * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

     ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-43005.

                                   SIGNATURE



Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 15th day of December 1999.






                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                    By:     /s/ Peter A. Gobell
                                            ----------------------------
                                            Peter A. Gobell
                                            Trust Officer

                                   EXHIBIT 6





December 15, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                    By:     /s/ Peter A. Gobell
                                            --------------------------
                                            Peter A. Gobell
                                            Trust Officer